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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.333-86812 and No.333-57446) of Landacorp, Inc of our report dated February 1, 2003 relating to the financial statements, which appears in this Form 10-K.


/s/PricewaterhouseCoopers LLP

Atlanta, Georgia
March 27, 2003